SEC13F.LNS                   GAMCO INVESTORS, INC.

                             FORM 13F SUMMARY PAGE
                              AS OF DATE: 12/31/00
                         RUN DATE: 02/09/01  1:58 P.M.


REPORT SUMMARY:

NUMBER OF OTHER INCLUDED MANAGERS:        0

FORM 13F INFORMATION TABLE ENTRY TOTAL:   1,486

FORM 13F INFORMATION TABLE VALUE TOTAL:   $18,002,102,000



LIST OF OTHER INCLUDED MANAGERS:

NO.   13F FILE NUMBER      NAME

28-1887                      GABELLI FUNDS, LLC